Supplement dated November 13, 2017

to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)

dated May 1, 2017, as supplemented, for the following Fund:

Fund
COLUMBIA ACORN TRUST

Columbia Acorn Emerging Markets FundSM

Effective December 29, 2017, all references to the Fund’s portfolio managers in the Fund’s prospectus, summary prospectus and SAI are revised to reflect that the Fund’s Portfolio Managers are Satoshi Matsunaga and Charles C. Young.

Mr. Matsunaga, CFA, has served as Co-Portfolio Manager of the Fund since 2015 and has been a Vice President of the Trust since March 2015. He has been associated with Columbia Wanger Asset Management, LLC (“CWAM”), the Fund’s investment manager, or its predecessors as an investment professional since 2005. Mr. Matsunaga began his investment career in 2004 and earned a B.A. in Economics from Keio University (Tokyo) and an M.B.A. from the University of Michigan.

Mr. Young has served as Co-Portfolio Manager of the Fund since 2017. He has been associated with CWAM as an investment professional since 2011. Mr. Young began his investment career in 2000 and earned a B.S. from Stanford University and an M.B.A. from the Harvard Graduate School of Business Administration.

Shareholders should retain this Supplement for future reference.

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